UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2004

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-19271 (Commission file number)	01-0393723 (IRS Employer Identification No.)

One IDEXX Drive, Westbrook, Maine (Address of principal executive offices)	04092 (ZIP Code)

207-856-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12.   Results of Operations and Financial Condition.

        On July 23, 2004, IDEXX Laboratories, Inc. issued a press release announcing earnings results for the quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        In accordance with general instructions to Form 8-K, the information in this Form 8-K and the Exhibit attached hereto is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: July 23, 2004	By:	/s/ Merilee Raines
Merilee Raines Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of IDEXX Laboratories, Inc. dated July 23, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.